LONG-TERM LOAN	6 Months Ended
Jun. 30, 2023
Borrowings [abstract]
LONG-TERM LOAN
NOTE 5 – LONG-TERM LOAN

In September 2022, the Company entered into a $40 million loan agreement with Kreos Capital VII Aggregator SCSp (“Kreos Capital”). Pursuant to the agreement, the first tranche of $10 million was drawn down by the Company following execution of the definitive agreement, after completion of certain customary conditions to closing. The remaining $30 million will be made available in two additional tranches subject to the achievement of pre-specified milestones. The tranches are available for drawdown at the Company’s discretion at various time points through October 1, 2024.

Each tranche carries a pre-defined interest-only payment period, followed by a loan principal amortization period of up to 36 months subsequent to the interest-only period. The interest-only periods are subject to possible extension based on certain pre-defined milestones. Borrowings under the financing will bear interest at a fixed annual rate of 9.5% (~11.0%, including associated cash fees). As security for the loan, Kreos Capital received a first-priority secured interest in all Company assets, including intellectual property, and the Company undertook to maintain a minimum cash balance. In addition, Kreos Capital will be entitled to mid-to-high single-digit royalties on motixafortide sales, up to a pre-defined cap.

The loan's current value includes the accrual of effective interest, including estimated future royalties.